UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
___________________________________________________________________

Date of Report (Date of earliest event reported): October 5, 2009

interCLICK, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-141141	01-0692341
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

257 Park Avenue South Suite 602 New York, NY	10010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 722-6260

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a)	Dismissal of Independent Registered Public Accounting Firm

Effective October 5, 2009, Salberg & Company, P.A. (“Salberg”) was dismissed as the independent registered public accounting firm for interCLICK, Inc. (the “Company”).  Salberg has served as the auditors of the Company’s financial statements since the audit of the Company’s financial statements for the calendar year ended December 31, 2007.

The reports of Salberg on the Company’s consolidated financial statements for the Company’s fiscal years ended December 31, 2008 and 2007 did not contain any adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle, except that there was an explanatory paragraph describing conditions that raised substantial doubt about the Company’s ability to continue as a going concern.  The decision to change accountants was approved by the Company’s audit committee.

During the Company’s two most recent fiscal years and any subsequent interim period preceding Salberg’s dismissal, there were no disagreements with Salberg on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Salberg, would have caused Salberg to make reference to the subject matter of the disagreements in connection with any reports it would have issued, and there were no “reportable events” as such term is described in Item 304 of Regulation S-K.

The Company has provided Salberg with a copy of the foregoing disclosure, and requested that Salberg furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with such disclosure.  A copy of the letter from Salberg addressed to the Securities and Exchange Commission dated as of October 7, 2009 is filed as an Exhibit 16.1 to this Form 8-K.

(b)	Appointment of New Independent Registered Public Accounting Firm

Effective October 5, 2009, J.H. Cohn LLP (“Cohn”) was engaged to serve as the Company’s new independent registered public accounting firm.  The engagement of Cohn as the Company’s new independent registered public accounting firm was approved by the Company’s audit committee.

Item 9.01      Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

16.1	Letter on change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  October 8, 2009

interCLICK, Inc.

By:	/s/ Michael Mathews
Michael Mathews
Chief Executive Officer